                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 1999


                        COMPLETE BUSINESS SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-22141                                           38-2606945
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.  OTHER EVENTS

On January 15, 1999 Complete Business Solutions, Inc. ("CBSI") issued a press release announcing that it plans to release earnings on February 2, 1999 and announcing that CBSI expects to meet or exceed analysts' estimates of earnings per share. The entirety of the press release is attached to this report as an exhibit.

Exhibit No.                Description
-----------                -----------
99.1                       Press Release Dated January 15, 1999

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                Complete Business Solutions, Inc.


Dated: January 20, 1999

                                By: /s/ Timothy S. Manney
                                    ---------------------------------
                                    Timothy S. Manney
                                    Executive Vice President for
                                    Finance and Administration


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                                  Exhibit Index
                                  -------------


Exhibit No.                             Description
-----------                             -----------
  99.1                                  Press Release Dated January 15, 1999